Principal Variable Contracts Funds, Inc.
Supplement dated November 3, 2026
to the Prospectus and Statement of Additional Information
dated May 1, 2026 (both as previously supplemented)
(Not all Accounts are offered in all variable annuity and variable life contracts.)
This supplement updates information contained in the Prospectus and Statement of Additional Information. Please retain this supplement for future reference.
The changes described below are being made to the Prospectus and Statement of Additional Information.
Effective November 3, 2026, remove May Tong as a Portfolio Manager for the following funds:

LargeCap Growth I Account
Principal LifeTime Strategic Income Account
Principal LifeTime 2020 Account
Principal LifeTime 2030 Account
Principal LifeTime 2040 Account
Principal LifeTime 2050 Account
Principal LifeTime 2060 Account
(together, the “Funds”)

Accordingly, all references to May Tong in the Funds’ Prospectus and Statement of Additional Information are hereby deleted.
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